UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – April 22, 2014

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wall Street New York, New York	10286
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (212) 495-1784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 22, 2014, The Bank of New York Mellon Corporation (“BNY Mellon”) issued an Earnings Release announcing its financial results for the first quarter of 2014. In addition, in conjunction with a conference call and webcast regarding BNY Mellon’s financial results, the Quarterly Earnings Review and Quarterly Financial Trends are available on BNY Mellon’s website, www.bnymellon.com. A copy of each of the Earnings Release, the Quarterly Earnings Review and the Quarterly Financial Trends is “furnished” as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K pursuant to General Instruction B.2 of Form 8-K and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities under that Section. These exhibits shall not be incorporated by reference into any filings BNY Mellon has made or may make under the Securities Act of 1933 or Exchange Act, except as otherwise expressly stated in such filing. The contents of BNY Mellon’s website referenced herein or in the Earnings Release are not incorporated into this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS.

Exhibit Number	Description

99.1	The Bank of New York Mellon Corporation Earnings Release dated April 22, 2014, announcing financial results for the first quarter of 2014.

99.2	The Bank of New York Mellon Corporation Quarterly Earnings Review dated April 22, 2014, for the first quarter of 2014.

99.3	The Bank of New York Mellon Corporation Quarterly Financial Trends dated April 22, 2014, for the first quarter of 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: April 22, 2014	By:	/s/ Craig T. Beazer
	Name:	Craig T. Beazer
	Title:	Assistant Secretary

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Earnings Release dated April 22, 2014.	Furnished herewith

99.2	Quarterly Earnings Review dated April 22, 2014.	Furnished herewith

99.3	Quarterly Financial Trends dated April 22, 2014.	Furnished herewith